                                                                    EXHIBIT 99.1

                          AMENDMENT TO RIGHTS AGREEMENT

         This Amendment (this "AMENDMENT") to Rights Agreement (the "RIGHTS AGREEMENT") is effective as of July 21, 2000 by and between La Jolla Pharmaceutical Company, a Delaware corporation (the "CORPORATION") and American Stock Transfer & Trust Company, a New York corporation (the "RIGHTS AGENT"). Capitalized terms used herein but not defined herein shall have their defined meanings set forth in the Rights Agreement.

                                   BACKGROUND

         A. The Corporation and the Rights Agent entered into the Rights Agreement effective as of December 3, 1998.

         B. The Rights Agreement provides that the Continuing Directors have certain powers to the exclusion of other directors.

         C. In response to a ruling by the Delaware Supreme Court, the parties wish to amend the terms of the Rights Agreement to eliminate the concept and powers of the Continuing Directors.

         D. The parties also wish to amend the definition of "Acquiring Person" to permit State of Wisconsin Investment Board to invest up to a level of just under 20% beneficial ownership without triggering the Rights Agreement.

                                    AGREEMENT

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Section 1(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(a) "ACQUIRING PERSON" shall mean any Person who or which, together with all Affiliates and Associates of such Person, without the prior approval of the Board of Directors of the Corporation, shall become, after the date hereof, the Beneficial Owner of 15% or more (or, in the case of State of Wisconsin Investment Board, 20% or more) of the shares of Common Stock then outstanding, but shall not include an Exempt Person, or a Person who or which, together with its Affiliates and Associates, shall become the Beneficial Owner of 15% or more (or, in the case of State of Wisconsin Investment Board, 20% or more) of the shares of Common Stock then outstanding solely as a result of a reduction in the number of shares of Common Stock outstanding due to a repurchase of Common Stock by the Corporation, unless such Person shall thereafter purchase or otherwise become the Beneficial Owner of additional shares of Common Stock representing 1% of the shares of Common Stock then outstanding. Notwithstanding the foregoing, if the Board of Directors of the Corporation determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement. Furthermore, notwithstanding the foregoing, no stockholder of the Corporation beneficially owning as of the Rights Dividend Declaration Date (together with such stockholder's Affiliates and Associates) 15% or more of the shares of Common Stock outstanding as of the date of this Agreement (an "ORIGINAL 15% STOCKHOLDER") shall be an Acquiring Person unless and until such Original 15% Stockholder or any of such stockholder's Associates or Affiliates shall, after the Rights Declaration Date, acquire any additional shares of Common Stock without the prior approval of the Board of Directors of the Corporation (set forth in a resolution of the Board), at which point such stockholder shall be an Acquiring Person if, immediately following and giving effect to such acquisition, such Original 15% Stockholder, together with all such stockholder's Affiliates and Associates, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding."

         2. Section 1(j) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "[This Section intentionally left blank.]"

         3. Section 1(g)(g) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "[This Section intentionally left blank.]"

         4. Section 3(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(a) Until the earlier of (i) the Close of Business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth (10th) day after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if, upon consummation thereof, such Person, together with its Affiliates and Associates, would be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, or, in the case of State of Wisconsin Investment Board, if State of Wisconsin Investment Board, together with its Affiliates and Associates, would be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding (irrespective of whether any shares are actually purchased pursuant to any such offer) (each of the time periods in (i) and (ii) being subject to extension as provided in Section 27 and the earliest of (i) and (ii) being herein referred to as the "DISTRIBUTION DATE"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) each Right will be transferable only in connection with the transfer of the underlying share of Common Stock (including a transfer to the Corporation). As soon as practicable after the Distribution Date, the Rights Agent will send to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such


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

holder shown on the records of the Corporation, one or more rights certificates in substantially the form of Exhibit B hereto (the "RIGHTS CERTIFICATES"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p), at the time of distribution of the Rights Certificates, the Corporation shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates."

         5. Section 11(a)(ii) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(ii) Subject to Section 23(a) and Section 24, in the event any Person (other than an Exempt Person), alone or together with its Affiliates and Associates, shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing the 15% threshold (or in the case of State of Wisconsin Investment Board, 20% threshold) to be crossed is a transaction set forth in Section 13(a), or is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by the Board of Directors of the Corporation, after receiving advice from one or more investment banking firms, to be (a) at a price which is fair to stockholders of the Corporation (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Corporation or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Corporation and its stockholders, then, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e)) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Corporation as shall equal the result obtained by
(x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such occurrence, shall thereafter be referred to as the "PURCHASE PRICE" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)) per share of Common Stock on the date of such occurrence (such number of shares is herein called the "ADJUSTMENT SHARES"); provided that the Purchase Price and the number of Adjustment Shares shall be further adjusted as provided in this Agreement to reflect any events occurring after the date of such occurrence; and provided, further, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of
Section 13, then only the provisions of Section 13 shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii)."

         6. Section 23(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(a) The Board of Directors of the Corporation may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) day following the Stock Acquisition


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

Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) day following the Record Date), subject to extension as provided in Section 27 or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "REDEMPTION PRICE"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the occurrence of an event described in Section 11(a)(ii) until such time as the Corporation's right of redemption hereunder has expired. The Corporation may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price, as defined in Section 11(d)(i), of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. Such redemption of the Rights by the Corporation may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish."

         7. Section 24(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(a) Subject to applicable laws, rules and regulations, and subject to subsection (c) below, at any time after the occurrence of a Triggering Event, the Board of Directors of the Corporation may cause the Corporation to exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e)) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "RATIO OF EXCHANGE"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding."

         8. Section 24(c) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(c) In the event that there shall not be sufficient Common Stock authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), the Corporation shall either take such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights or alternatively, at the option of the Board of Directors, with respect to each Right (i) pay cash in an amount equal to the Current Value (as hereinafter defined), in lieu of issuing Common Stock in exchange therefor, or (ii) issue debt or equity securities or a combination thereof, having a value equal to the Current Value, in lieu of issuing Common Stock in exchange for each such Right, where the value of such securities shall be determined by a nationally recognized investment banking firm selected by the Board of Directors, or (iii) deliver any combination of cash, property, Common Stock and/or other securities having a value equal to the Current Value in exchange for each Right. For purposes of this Section 24(c) only, the "CURRENT VALUE" shall mean the product of the current per share market price of Common Stock (determined pursuant to Section 11(d) on the date of the occurrence of the event described above in subparagraph (a)) multiplied by the number of shares of Common Stock for which the Right otherwise would be exchangeable if there were sufficient shares available. To the extent that the Corporation determines that some action need be taken pursuant to clauses (i), (ii), or
(iii) of this Section 24(c), the Board of Directors may temporarily suspend the exercisability of the Rights for a period of up to sixty (60) days following the date on which the event described in Section 24(a) shall have occurred, in order to seek any authorization of additional Common Stock and/or to determine the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. In the event of any such suspension, the Corporation shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended."

         9. Section 24(e) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(e) The Corporation may, at the option of the Board of Directors, at any time before any Person has become an Acquiring Person, exchange all or part of the then outstanding Rights for rights of substantially equivalent value, as determined reasonably and with good faith by the Board of Directors, based upon the advice of one or more nationally recognized investment banking firms."

         10. Section 24(f) is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(f) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (e) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of rights in exchange therefore as has been determined by the Board of Directors in accordance with subsection (e) above. The Corporation shall give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Corporation shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the transfer agent for the Common Stock of the Corporation. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Rights will be effected."

         11. Section 27 is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "27. SUPPLEMENTS AND AMENDMENTS.

         Prior to the Distribution Date and subject to the penultimate sentence of this Section 27, the Board of Directors of the Corporation may, in its sole and absolute discretion and the Rights Agent shall, if the Board of Directors so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock, whether or not such supplement or amendment is adverse to any holders of Rights. From and after the Distribution Date, and subject to the penultimate sentence of this Section 27, the Board of Directors may, and the Rights Agent shall, if the Board of Directors so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions hereunder, (iii) shorten or lengthen any time period hereunder, or
(iv) otherwise change or supplement the provisions hereunder in any manner which the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of any such Person); provided, however, this Agreement may not be supplemented or amended after the Distribution Date to (A) make the Rights again redeemable after the Rights have ceased to be redeemable, or (B) change any other time period unless such change is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to the holders of Rights (other than any Acquiring Person and its Associates or Affiliates). Upon the delivery of a certificate from an appropriate officer of the Corporation which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock."

         12. Section 29 is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "29. DETERMINATION AND ACTIONS BY THE BOARD OF DIRECTORS, ETC.

         For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Corporation shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Corporation or to the Corporation, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights, or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Corporation in good faith, shall (x) be final, conclusive and binding on the Corporation, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject any member of the Board of Directors to any liability to the holders of the Rights or to any other Person."

         13. Section 31 is hereby deleted in its entirety and the following is inserted in lieu thereof:


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

         "31. SEVERABILITY.

         If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Corporation determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23, if lapsed, shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board of Directors of the Corporation."

         14. Exhibit C is hereby deleted in its entirety and Exhibit C attached hereto and incorporated by reference herein is inserted in lieu thereof.

         15. Except as expressly set forth in this Amendment all other terms of the Rights Agreement shall remain in full force and effect.

         16. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

         17. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


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

         IN WITNESS WHEREOF, the Corporation and the Rights Agent have executed this Amendment effective as of the date first above written.



                                       THE CORPORATION:


                                       LA JOLLA PHARMACEUTICAL COMPANY,
                                       A DELAWARE CORPORATION


                                       By:      /s/ Steven B. Engle
                                                --------------------------------
                                                Steven B. Engle
                                                Chief Executive Officer



                                       THE RIGHTS AGENT:


                                       AMERICAN STOCK TRANSFER & TRUST COMPANY,
                                       A NEW YORK CORPORATION


                                       By:      /s/ H. Lemmer
                                                --------------------------------
                                       Name:    Herbert Lemmer
                                       Title:   Vice President


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

                                                                       EXHIBIT C

                          SUMMARY OF RIGHTS TO PURCHASE
                                 PREFERRED STOCK
                                       OF
                         LA JOLLA PHARMACEUTICAL COMPANY

         On November 19, 1998 (the "RIGHTS DIVIDEND DECLARATION DATE") the Board of Directors of La Jolla Pharmaceutical Company (the "CORPORATION") declared a dividend of one Right (a "RIGHT") for each outstanding share of Corporation Common Stock to be distributed to stockholders of record at the close of business on December 18, 1998 (the "RECORD DATE"). Each Right entitles the registered holder to purchase from the Corporation one one-thousandth of a share (a "UNIT") of Series A Junior Participating Preferred Stock (the "PREFERRED STOCK") at a "PURCHASE PRICE" of $30, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (as amended from time to time, the "RIGHTS AGREEMENT") dated December 3, 1998, between the Corporation and American Stock Transfer & Trust Company, as Rights Agent. Effective as of July 21, 2000, the Corporation and the Rights Agent entered into an Amendment to the Rights Agreement which (a) eliminated the concept and powers of the "Continuing Directors"; and (b) amended the definition of "Acquiring Person" to permit State of Wisconsin Investment Board to invest up to a level of just under 20% beneficial ownership without triggering the Rights Agreement.

         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated December 4, 1998, and a copy of the Amendment to the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K filed January 26, 2001. A copy of the Rights Agreement and the Amendment to the Rights Agreement are available free of charge from the Corporation. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the Amendment to the Rights Agreement, which are incorporated herein by reference. A more detailed summary is also attached to the Post-Effective Amendment No. 1 to Form 8-A filed on January 26, 2001 with the Securities and Exchange Commission in connection with the amendment of the rights plan, and can be viewed on the Securities and Exchange Commission's web site at www.sec.gov or obtained from the Corporation upon request.

         Each share of Common Stock of the Corporation outstanding at the close of business on the Record Date received one Right. In addition, prior to the earliest of the Distribution Date, a Section 13 Event or the Expiration Date (as each is described below), one additional Right (as such number may be adjusted pursuant to the provisions of the Rights Agreement) shall be issued with each share of Common Stock issued after the Record Date. Following the Distribution Date and prior to the expiration or redemption of the Rights, the Corporation will issue one Right (as such number may be adjusted pursuant to the provisions of the Rights Agreement) for each share of Common Stock issued pursuant to the exercise of stock options or under employee plans or upon the exercise, conversion or exchange of securities issued by the Corporation prior to the Distribution Date.

         Until the Distribution Date (as described below), (i) the Rights will attach to and be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after December 18, 1998 will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) the close of business on December 2, 2008; the date of redemption of the Rights; (iii) the date the Board of Directors of the Corporation orders the exchange of Rights; or (iv) the date of consummation of a tender offer approved as fair to and in the best interests of the Corporation and its stockholders and adequately priced with each stockholder receiving the same consideration per share in the same manner (the "EXPIRATION DATE").

         The Rights will separate from the Common Stock and a Distribution Date will occur (the "DISTRIBUTION DATE") upon the earlier of 10 days (or such longer time as may be determined by the Corporation's Board of Directors following (i) a public announcement (or determination by the Corporation's Board of Directors) that a person or group of affiliated or associated persons (an "ACQUIRING PERSON") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more (or, in the case of State of Wisconsin Investment Board, one of the Corporation's stockholders, 20% or more) of the outstanding shares of Common Stock (the "STOCK ACQUISITION DATE"), or (ii) the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more (or, in the case of State of Wisconsin Investment Board, 20% or more) of such outstanding shares of Common Stock. Notwithstanding the foregoing, however, the trigger percentage expressed in clauses (i) and (ii) above will not be triggered with respect to Abbott Laboratories unless and until Abbott Laboratories (or its affiliated and associated persons) acquires, after the Rights Dividend Declaration Date, any additional shares of Common Stock without the prior approval of the Board of Directors of the Corporation and if, immediately following and giving effect to such acquisition, Abbott Laboratories (together with its affiliated and associated persons) is the beneficial owner of 15% or more of the shares of Common Stock then outstanding.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

         At any time after the Distribution Date but prior to the Expiration Date of the Rights, each right may be exercised at the stated purchase price of $30 (subject to adjustment, the "EXERCISE PRICE") for one one-thousandth of a share of the Preferred Stock; provided, however, that upon the occurrence of any of the events described below, the Rights may no longer be exercised for Preferred Stock and may only be exercised for certain other securities described below.

         In the event that on or at any time following the Rights Dividend Declaration Date, either (i) a person (other than Abbott Laboratories) becomes the beneficial owner of more than 15% (or, in the case of State of Wisconsin Investment Board, more than 20%) of the then outstanding shares of Common Stock, or (ii) Abbott Laboratories acquires any additional shares of Common

Stock without the prior approval of the Board of Directors, and if, immediately following and giving effect to such acquisition, Abbott Laboratories beneficially owns 15% or more of the then outstanding shares of Common Stock (in either case except pursuant to an offer for all outstanding shares of Common Stock which the Board of Directors determines to be fair to and otherwise in the best interests of the Corporation and its stockholders), then each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Corporation) having a value equal to two times the Purchase Price of the Right. Rights are exercisable following the occurrence of the foregoing only after such time as the Rights are no longer redeemable by the Corporation, as set forth below. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

         In the event that, at any time following the Stock Acquisition Date,
(i) the Corporation is acquired in a merger or other business combination transaction in which the Corporation is not the surviving corporation or in which the Corporation's outstanding Common Stock is exchanged for cash, stock or other property (other than a merger which follows an offer for all outstanding shares described in the preceding paragraph), or (ii) 50% or more of the Corporation's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the Purchase Price of the Right. (An event described in this paragraph is a "SECTION 13 EVENT.").

         The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution, as set forth in the Rights Agreement. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Rights, fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share), or fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Rights, Preferred Stock, or Common Stock, respectively, on the last trading date prior to the date of exercise.

         In general, the Corporation may redeem the Rights in whole, but not in part, at a price of $.001 per Right, at any time until ten days following the Stock Acquisition Date (or such later date as may be determined by the Corporation's Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.001 redemption price.

         At any time after a person becomes beneficial owner of 15% or more (or, in the case of State of Wisconsin Investment Board, 20% or more) of the Common Stock then outstanding, and prior to the first date upon which that person becomes the beneficial owner of at least 50% of the outstanding Common Stock, the Corporation may, by majority vote of the Board of Directors, exchange some or all of the outstanding Rights (other than those that have become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted for splits, dividends, and similar transactions (the "RATIO OF EXCHANGE"). Immediately upon the action of the Board of Directors ordering the exchange of the Rights, the

Rights will terminate and the only right of the holders of Rights will be to receive the number of Common Shares equal to the Ratio of Exchange.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends.

         Other than those provisions relating to the redemption price of the Rights, any of the provisions of the Rights Agreement may be supplemented or amended by the Board of Directors prior to the Distribution Date, without approval of the Rights holders, whether or not a supplement or amendment is adverse to the Rights holders. After the Distribution Date, the provisions of the Rights Agreement (other than the provisions relating to the redemption price or the final expiration date of the Rights) may be amended by the Board of Directors in order to make changes which do not materially and adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), provided, however, that the Rights Agreement may not be amended to (i) make the Rights again redeemable after the Rights have ceased to be redeemable, or (ii) change any other time period unless such change is for the benefit of the holders (excluding any Acquiring Person).